CORPORATE DATA


Transfer and Dividend Disbursing Agent
Harris Trust and Savings Bank
(312) 461-3309 or
(800) 394-5187

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
(312) 236-9190 or
(800) BKF-1891


Baker, Fentress & Company
-----------------------------
REPORT TO SHAREHOLDERS


[ARTWORK]


THIRD QUARTER
SEPTEMBER 30, 1997

[RECYCLING LOGO]

The Company's Report to Shareholders is printed on recycled paper. We encourage recycling and use of recycled products.

TO OUR SHAREHOLDERS:


Total net assets have grown to a record $853.1 million, or $25.06 per share, as of September 30, 1997. This compares to $741.1 million, or $21.77 per share, at the end of 1996.
     For the nine months ended September 30, 1997, the total return on our net asset value was 16.9%, trailing the phenomenal 29.6% return on the S&P 500. From our shareholders' perspective, the picture is significantly better. Total shareholder return, based on changes in market price, was 25.0% for the first nine months of 1997. Market value total return was higher than net asset value total return because our discount narrowed from 22.5% to 16.7% over the same period.
     For your information, we have included an overview of the market as well as updates on each component of the Baker Fentress portfolio, including the Public Portfolio, John A. Levin & Co., Inc. ("Levco"), Consolidated-Tomoka, and Private Placements.

Market Commentary

The U.S. equity market continued its push to record highs during the third quarter. A notable feature of the quarter was a shift in investor sentiment away from large, multi-national companies that have been market favorites for an extended period. The move toward small and mid-cap stocks, which began in May, accelerated during the third quarter, resulting in a broadening market. Investors seem to be placing greater emphasis on companies with domestic earnings and cyclical or industrial exposures that have been less exploited in the recent past.
     The primary force driving the market appears to be investor sentiment. Every indication is that the stock market continues to possess strong upward momentum, with investors continuing to put substantial amounts into mutual funds.
     Investor confidence has been rooted in a long-term favorable outlook for earnings, expanding foreign markets, business savings through mergers, and developments in technology. Nevertheless, some of the factors that have fueled this extended bull market may be changing. With a great deal of cost-cutting already having been achieved and pricing pressures growing more intense in many businesses, earnings gains may prove to be more difficult to sustain. Emerging markets growth may be slowed by trade deficit pressures, currency woes, and over-expansion. Furthermore, technological innovation, while proceeding at an extraordinary rate, may not meet investor expectations since competition is intense, free cash flows are modest, and product cycles are short. The mixture of these factors has led to a market this year which has exhibited more daily volatility but with a pronounced upward bias. In our view, market volatility is exacerbated by computer-driven futures trading programs.

Public Portfolio

Levco has nearly completed the restructuring of our public portfolio. Levco's approach focuses on selective investments in large-cap value stocks, with a particular focus on the preservation of capital and risk-adjusted returns. Levco believes in following this disciplined, time-tested investment strategy even through this challenging market environment for value investors.
     The total return of our public portfolio was 18.5% for the nine months ended September 30, 1997. In light of the strong equity market performance in 1997, hedging certain oversized pre-Levco positions in a manner consistent with Levco's capital preservation philosophy resulted in performance which lagged the market. In addition, certain historic mid-capitalization securities and recently acquired large-cap value positions have not kept pace with the S&P 500.
     Looking forward, despite the significant market advance of the past three years, Levco's portfolio managers believe they will be able to identify additional investments that offer substantial potential for appreciation while providing above average capital protection. They also believe our public portfolio is well positioned to capture important parts of market advances while still being resistant to declines, as evidenced by the fact that the public portfolio has consistently declined less than the market in periods when the S&P 500 has fallen.

Levco
Overall, Levco's operations are encouraging. Total assets under management as of September 30, 1997 were $8.0 billion, up 23% from $6.5 billion at the end of 1996. Revenues for the last nine months were $28.5 million.

     As previously reported, Jessica Bibliowicz, formerly Executive Vice President of Smith Barney, joined Levco in July as President and Chief Operating Officer. She is devoting much of her time to enhancing and expanding Levco's marketing and client servicing activities as well as developing new products. In September, Jeffrey A. Kigner, Co-Chairman of Levco, was named Chief Investment Officer of that company. Also in September, Melody Sarnell left Levco to pursue other interests. She will be resigning as a director of Baker Fentress.

     We are pleased to announce that Dan Theriault has rejoined Levco as a Senior Portfolio Manager. Mr. Theriault was previously the President and Portfolio Manager of the T. Rowe Price Financial Services Fund, which he managed since its inception on September 30, 1996, and a Vice President/Insurance and Financial Services Analyst for T. Rowe Price Associates. Prior to working at T. Rowe Price, Mr. Theriault was a Securities Analyst at Levco. Mr. Theriault's arrival expands Levco's investment expertise, and based on prior experience with him, we are confident that he will immediately enhance Levco's investment team and process.

     Beginning October 27, 1997, Mr. Theriault will be managing a portion of the public portfolio of BKF pursuant to the investment management agreement between BKF and Levco. We will allocate approximately $20 million to Mr. Theriault's management and will report on his portion of the portfolio separately. Levco will maintain complete discretion as to the amount of BKF assets to be managed by Mr. Theriault. Mr. Theriault's investments will be made in insurance and specialty financial services companies using the same investment strategy he employed at the fund he managed for T. Rowe Price. We believe that concentrating a portion of the BKF portfolio in this sector will give us better exposure to an area that Levco feels has significant potential. Levco will continue to manage the rest of the public portfolio according to its large cap value strategy.

Consolidated-Tomoka
The real estate operations of Consolidated-Tomoka Land Co. (AMEX symbol: "CTO") continue to improve. The contract for the sale of 11,000 acres of Daytona Beach area lands to St. John's River Water Management District was announced in June. This sale is expected to close in December, with proceeds of about $10 million. The backlog of real estate sales continues to expand over last year's level. All of this should result in record profits for CTO's real estate operations in 1997.

     The search for permanent financing for the resort hotel at LPGA International continues. In the meantime, CTO has agreed to finance the construction of a second golf course and a clubhouse in return for a long-term lease from the City of Daytona Beach for both golf courses at LPGA International. The first golf course has been operational since July 1994. Construction of the second golf course began in September.

     Profitability of the citrus operations is down from last year because of a record Florida citrus crop that depressed prices. CTO expects a larger citrus harvest for the new crop year that began September 1.

     In August, CTO declared and paid a $0.35 per share dividend. This resulted in total dividends for 1997 of $0.65 per share, compared to $0.55 for 1996.

Private Placements

After a period of on-target returns of about 20% per year for the four years ended December 31, 1996, this sector of our portfolio experienced a total return of about 1.2% for the nine months ended September 30, 1997. The only significant valuation change in the third quarter was the reduction of our investment in Home State Holdings to zero, resulting in a loss of $7.7 million. This followed Home State's insurance subsidiaries being placed into regulatory receivership after a failed attempt to find a buyer for this company. As of September 30, securities held in our private portfolio totaled $61.2 million, or 7.2% of net assets. Securities representing 55.7% of this amount were readily marketable.

     Over the last two years the private placement market has been flooded with new capital. Competition for transactions is intense and prices are, in our opinion, extremely high. Given the risk and illiquidity in this type of investment, we therefore have made a decision not to pursue further private investment opportunities. As our present portfolio matures, we expect the proceeds will be invested in publicly-traded securities.

Projected 1997 Distributions

Our year-end distributions will not be declared until November, but we want to provide shareholders some guidance for 1997 tax planning and cash flow purposes. In June, we announced that for each of 1997 and 1998 Baker Fentress plans to make calendar year distributions totaling about 12% of average net assets for the 12 months ended October 31 of each year. Based on average net assets for the 11 months ended September 30, 1997, the 12% target for this year would be $2.75 per share.

     A midyear dividend of $0.20 per share was paid in June. This would leave an estimated $2.55 per share to be paid in mid-December. In early November, our board will decide the exact amounts and declare the year-end distributions. As has been our past practice, the distributions will consist of two separate payments, a year-end ordinary income dividend and a long-term capital gain distribution.

     Complete tax information on all 1997 ordinary income dividends and the 1997 long-term capital gain distribution will be provided in January 1998 on Form 1099-DIV. The tax information you receive will reflect the changes in capital gain tax rates and holding periods made by the Taxpayer Relief Act of 1997.

Closing

As always, please contact us at 1-800-BKF-1891 if you have any questions or would like to discuss any of these topics further.


/s/ James P. Gorter
James P. Gorter
Chairman of the Board



/s/ John A. Levin
John A. Levin
President and Chief Executive Officer

STATEMENT OF INVESTMENTS


September 30, 1997 - Unaudited                            Shares      Value
                                                          -------  -----------
INVESTMENTS IN UNAFFILIATED ISSUERS - 62.75%
Public - 58.27%
  Common Stock - 56.53%
   Basic Materials - 6.96%
    Air Products & Chemicals, Inc.......................   98,000  $ 8,127,875
    Allegheny Teledyne Incorporated.....................  281,000    8,043,625
    E.I. du Pont de Nemours and Company.................  164,000   10,096,250
    Getchell Gold Corporation (b).......................  225,400    9,241,400
    IMC Global Inc......................................   90,800    3,200,700
    Monsanto Company....................................  176,200    6,871,800
    USG Corporation (b).................................  150,000    7,190,625
    W.R. Grace & Co.....................................   90,000    6,626,250
                                                                   -----------
                                                                    59,398,525
                                                                   -----------
   Capital Goods - 10.56%
    The Boeing Company..................................  236,436   12,870,985
    Corning Incorporated................................  126,000    5,953,500
    Crown Cork & Seal Company, Inc......................   79,000    3,643,875
    Electronic Data Systems Corporation.................  132,000    4,686,000
    General Electric Company............................   80,000    5,460,000
    Harnischfeger Industries, Inc.......................  218,920    9,358,830
    Litton Industries, Inc. (b).........................   95,000    5,165,625
    Lockheed Martin Corporation.........................   68,600    7,314,475
    Minnesota Mining and Manufacturing Company..........   62,300    5,758,856
    Owens-Illinois, Inc. (b)............................  226,500    7,686,844
    Rockwell International Corporation..................   87,100    5,481,856
    Waste Management, Inc...............................  292,120   10,205,942
    York International Corporation......................  145,000    6,488,750
                                                                   -----------
                                                                    90,075,538
                                                                   -----------
   Communication Services - 1.68%
    Bell Atlantic Corporation...........................   35,500    2,855,531
    MCI Communications Corporation......................  390,000   11,456,250
                                                                   -----------
                                                                    14,311,781
                                                                   -----------
   Consumer Cyclical - 4.75%
    The Black & Decker Corporation......................  111,600    4,157,100
    General Motors Corporation..........................  122,100    8,173,069
    HFS Incorporated (b)................................  100,700    7,495,856
    Owens Corning.......................................  100,000    3,650,000
    J.C. Penney Company, Inc............................   35,000    2,038,750
    Tribune Company.....................................  230,000   12,261,875
    Woolworth Corporation (b)...........................  124,100    2,745,712
                                                                   -----------
                                                                    40,522,362
                                                                   -----------
   Consumer Staples - 2.98%
    Kellogg Company.....................................   69,200    2,915,050
    Newell Co...........................................  250,000   10,000,000
    Time Warner Inc.....................................  130,000    7,044,375
    U. S. West Media Group (b)..........................  245,000    5,466,562
                                                                   -----------
                                                                    25,425,987
                                                                   -----------
   Energy - 1.60%
    Amerada Hess Corporation............................   34,200    2,109,713
    Chesapeake Energy Corp. (b).........................  150,000    1,706,250
    Union Texas Petroleum Holdings, Inc.................  420,000    9,870,000
                                                                   -----------
                                                                    13,685,963
                                                                   -----------

    See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS


September 30, 1997 - Unaudited                                          Shares or
                                                                        Principal
                                                                         Amount          Value
                                                                        ---------     ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
 Financials -- 13.38%
  Aetna, Inc..................................................             83,500     $  6,800,031
  American International Group, Inc...........................             33,000        3,405,188
  Aon Corporation.............................................            255,000       13,451,250
  Barnett Banks, Inc..........................................            400,000       28,300,000
  The Chase Manhattan Corporation.............................             54,000        6,372,000
  Citicorp....................................................             40,500        5,424,469
  General Re Corporation......................................             60,000       11,910,000
  TIG Holdings, Inc...........................................            295,000       10,325,000
  T. Rowe Price Associates, Inc...............................            208,100       13,994,725
  Tokio Marine and Fire Insurance Company (ADR)...............            125,000        7,562,500
  Unitrin, Inc................................................            102,000        6,630,000
                                                                                      ------------
                                                                                       114,175,163
                                                                                      ------------
 Health Care -- 4.95%
  Baxter International Inc......................................          191,100        9,984,975
  Genentech, Inc. (b)...........................................          100,000        5,812,500
  Pfizer Inc....................................................          226,400       13,612,300
  Rhone-Poulenc S.A. (ADR)......................................           67,500        2,729,531
  United HealthCare Corporation.................................          201,000       10,050,000
                                                                                      ------------
                                                                                        42,189,306
                                                                                      ------------
 Technology -- 5.12%
  Ascend Communications, Inc. (b)...............................           52,500        1,699,688
  General Motors Corporation, Class H...........................           82,700        5,468,538
  Glenayre Technologies, Inc. (b)...............................           40,000          670,000
  International Business Machines Corporation...................          107,200       11,363,200
  Nextel Communications, Class A (b)............................          125,000        3,609,375
  Seagate Technology, Inc. (b)..................................          145,000        5,256,250
  Tellabs, Inc. (b).............................................          158,000        8,137,000
  Varian Associates, Inc........................................          120,000        7,455,000
                                                                                      ------------
                                                                                        43,659,051
                                                                                      ------------
 Transportation -- 0.68%
  Union Pacific Corporation.....................................           93,000        5,824,125
                                                                                      ------------
 Utilities -- 3.87%
  Duke Energy Corporation.......................................          365,540       18,071,384
  Long Island Lighting Company..................................          453,000       11,664,750
  Texas Utilities Company.......................................           91,300        3,286,800
                                                                                      ------------
                                                                                        33,022,934
                                                                                      ------------
   Total common stock (Cost $299,324,736).......................                       482,290,735
                                                                                      ------------
Preferred Stock -- 0.23%
  Aetna Inc., 6.25% Class C.....................................           25,000        1,945,312
                                                                                      ------------
   Total preferred stock (Cost $1,625,491)......................                         1,945,312
                                                                                      ------------
Convertible Bonds -- 1.38%
  Alza Corporation, Zero Coupon due 07/14/2014..................      $11,150,000        4,850,250
  National Semiconductor Corporation, 6.50% due 10/01/2002 (h)..      $ 6,000,000        6,915,000
                                                                                      ------------
   Total convertible bonds (Cost $11,972,435)...................                        11,765,250
                                                                                      ------------

        See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS


September 30, 1997 - Unaudited                                                    Shares, Principal
                                                                                       Amount
                                                                                    or Contracts          Value
                                                                                  -----------------    ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
  Purchased Put Options - 0.13%
                                                             Expiration Date/
                                                               Strike Price
                                                             ----------------
   MCI Communications Corporation........................     Oct 97/$37.50                950         $    748,125
   MCI Communications Corporation........................     Oct 97/$40.00                340              357,000
   Tellabs, Inc..........................................     Oct 97/$50.00                120               22,500
                                                                                                       ------------
     Total purchased put options  (Cost $302,793)........                                                 1,127,625
                                                                                                       ------------
     Total public portfolio (Cost $313,225,455)..........                                               497,128,922
                                                                                                       ------------

  Private Placement - 4.48%
   Echlin Inc.- manufacturer of automotive parts and components
    Common Stock.............................................................            553,162         19,395,243
   Home State Holdings, Inc.- property and casualty insurers
    11.50% Subordinated Note due 10/03/2004 (c)(d)(e)(f).....................        $10,050,000             -
    Stock Purchase Warrants Expiring 10/03/2004 (c)(d)(e)....................            150,750             -
   Paracelsus Healthcare Corporation - hospital management company
    Common Stock (b)(c)(d)(f)................................................            535,443          2,998,481
   Security Capital U.S. Realty - real estate investment trust
    Common Stock (b).........................................................            983,528         14,654,561
   Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)(e)..............        $   202,264          1,116,429
   Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)(e).......        $    60,886             60,886
                                                                                                       ------------
     Total private placement portfolio (Cost $34,873,312)....................                            38,225,600
                                                                                                       ------------
   Total investments in unaffiliated issuers (Cost $348,098,767).............                           535,354,522
                                                                                                       ------------

INVESTMENTS IN NON-CONTROLLED AFFILIATES - 1.46%

  Private Placement - 1.46%
   Citadel Communications Corporation - radio broadcasting
    Series A Convertible Preferred Stock (b)(c)(d)(e)........................            746,412         11,942,590
   TBN Holdings Inc.- hazardous waste recycler
    12% Subordinated Note due 12/31/2002 (c)(d)(e)(g)........................        $ 8,000,000            500,000
    Series C-3 Convertible Preferred Stock (b)(c)(d)(e)......................          1,511,628             -
    Stock Purchase Warrants Expiring 12/31/2002 (c)(d)(e)....................          1,100,000             -
                                                                                                       ------------
   Total investments in non-controlled affiliates (Cost $13,110,996).........                            12,442,590
                                                                                                       ------------

See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS
September 30, 1997 - Unaudited

                                                                                       Shares, Principal
                                                                                            Amount
                                                                                         or Contracts           Value
                                                                                       -----------------     ------------
INVESTMENTS IN CONTROLLED AFFILIATES--30.45%
     Publicly-Traded -- 13.85%
              Consolidated-Tomoka Land Co., Common Stock
               (majority-owned) -- development of Florida real estate;
               production and sale of citrus fruit (Cost $5,030,627) (c)........            5,000,000        $118,125,000
                                                                                                             ------------
     Private Placement -- 1.23%
              DuroLite International, Inc. -- manufacturer and distributor of specialized lighting products
               Convertible Preferred Stock (b)(c)(d)(e).........................                2,500           2,627,250
               12% Subordinated Note due 11/03/2004 (c)(d)(e)...................          $ 8,000,000           7,872,750
                                                                                                             ------------
                 Total private placement portfolio (Cost $10,500,000)...........                               10,500,000
                                                                                                             ------------
     Wholly-Owned Subsidiary -- 15.37%
              Levin Management Co., Inc. -- investment management
               Common Stock (c)(d)(e)...........................................                1,000          66,155,368
               9.75% Note due 06/28/1999 (c)(d)(e)..............................          $65,000,000          65,000,000
                                                                                                             ------------
                 Total wholly-owned subsidiary (Cost $120,645,890)..............                              131,155,368
                                                                                                             ------------
              Total investments in controlled affiliates (Cost $136,176,517)....                              259,780,368
                                                                                                             ------------

MONEY MARKET SECURITIES--5.74%
              U.S. Treasury Bill -- 5.120% due 01/22/1998.......................          $10,000,000           9,837,866
              U.S. Treasury Bill -- 5.155% due 02/26/1998.......................          $40,000,000          39,146,561
                                                                                                             ------------
              Total investments in money market securities (Cost $48,984,427)...                               48,984,427
                                                                                                             ------------
              Total Investments -- 100.40% (Cost $546,370,707)..................                              856,561,907
                                                                                                             ------------

WRITTEN CALL OPTIONS -- (0.00%)
                                                                Expiration Date/
                                                                  Strike Price
                                                                ----------------
              MCI Communications Corporation....................  Oct 97/$30.00                   350             (21,875)
                                                                                                             ------------
                Total written call options (Premium received $313,940)..........                                  (21,875)
                                                                                                             ------------

SECURITIES SOLD SHORT -- (4.79)%
              Ascend Communications, Inc........................................               52,500          (1,699,688)
              Barnett Banks.....................................................              247,000         (17,475,250)
              Chesapeake Energy Corp............................................              150,000          (1,706,250)
              MCI Communications Corporation....................................              117,500          (3,451,562)
              T. Rowe Price Associates, Inc.....................................               62,000          (4,169,500)
              Tellabs, Inc......................................................              123,000          (6,334,500)
              United HealthCare Corporation.....................................               25,000          (1,250,000)
              York International Corporation....................................              107,300          (4,801,675)
                                                                                                             ------------
              Total securities sold short (Proceeds $44,072,517) (h)............                              (40,888,425)
                                                                                                             ------------
              Cash and Other Assets Less Liabilities -- 4.39%...................                               37,424,201
                                                                                                             ------------
              NET ASSETS -- 100.00%.............................................                             $853,075,808
                                                                                                             ============

              See accompanying Notes to Statement of Investments
                                                                                                                        7

NOTES TO STATEMENT OF INVESTMENTS

      ---------------------
      (a) Based on the cost of investments of $495,152,085, for federal income tax purposes at September 30, 1997, net unrealized appreciation was $361,387,947, which consisted of gross unrealized appreciation of $381,215,856 and gross unrealized depreciation of $19,827,909.

      (b) Non-income producing security.

      (c) Securities subject to legal or contractual restrictions on sale are valued at cost on the dates of acquisition and at a fair value determined in good faith by the board of directors of the Company as of September 30, 1997 based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

          The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

      (d) The aggregate value of restricted securities was $158,273,754, or 18.55% of net assets, at September 30, 1997.

      (e) There were no unrestricted securities of the same issue outstanding on September 30, 1997 or the dates of acquisition.

      (f) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

      (g) Security not current as to payment of interest.

      (h) Security exempt from registration requirements under Rule 144A of the Securities Act of 1993 which permits resales of eligible securities issued in private placements and other transactions to "Qualified Institutional Investors".

      (i) The aggregate market value of stocks held in escrow at September 30, 1997 to collateralize securities sold short was $40,888,425. In addition the Company maintains cash deposits of $42,585,914 with brokers to collateralize securities sold short.

PORTFOLIO CHANGES EXCEEDING $2.5 MILLION
Quarter Ended September 30, 1997 - Unaudited

Purchases                                           Cost
---------                                        -----------
Long Island Lighting Company..................   $ 9,339,929
Getchell Gold Corporation.....................     7,264,557
National Semiconductor Corporation
  Conv. Bond, 6.5% due 10/01/02...............     6,901,500
Monsanto Company..............................     6,737,985
HFS Incorporated..............................     6,133,504
Pfizer Inc....................................     5,936,096
Minnesota Mining and Manufacturing
  Company.....................................     5,787,390
Rockwell International Corporation............     4,453,267
Rhone-Poulenc S.A. (ADR)......................     2,917,906
                                                 -----------
                                                 $55,472,134
                                                 ===========

BAKER FENTRESS AT A GLANCE

     Baker, Fentress & Company, a domestic equity closed-end fund listed on the New York Stock Exchange (Symbol: BKF), invests primarily for capital appreciation and for income consistent with capital appreciation. The Company's portfolio of publicly-traded securities is managed by John A. Levin & Co., Inc., a wholly-owned subsidiary. The balance of the portfolio is internally managed by its officers under the supervision of its board of directors. The business of the Company was started in 1891.

     The Company's portfolio includes:

 . Publicly-traded companies with focus on long-term appreciation and capital protection

 . Illiquid private placements and controlled affiliates with higher risk but greater potential for growth

 . Long-term investments with significant unrealized appreciation

The Company has a policy of distributing to shareholders annually amounts equal to at least 8% of the Company's average net assets. For both 1997 and 1998, the Company intends to pay out about 12% of average net assets.

Sales                                 Proceeds
-----                                -----------
The Manitowoc Company, Inc......     $ 7,461,641
Cisco Systems, Inc..............       6,381,785
Newell Co.......................       6,261,910
Pharmacia & Upjohn, Inc.........       5,478,479
United HealthCare Corporation...       5,471,148
T. Rowe Price Associates, Inc...       5,406,120
Great Lakes Chemical Corporation       4,720,462
Eastman Kodak Company...........       4,705,783
MCI Communications Corporation..       3,661,877
Tupperware Corporation..........       2,820,224
                                     -----------
                                     $52,369,429
                                     ===========

SELECTED DATA

As of September 30, 1997

Total net assets.................   $853,075,808
Net investment income (YTD)......   $ 12,632,510
Net realized capital gain (YTD)..   $ 38,090,322
Unrealized appreciation..........   $313,667,357
Shares outstanding...............     34,042,181

Per share
  Net asset value..............     $      25.06
  Market price.................     $     20.875

                                                                               9

DIRECTORS AND OFFICERS


BOARD OF DIRECTORS

Frederick S. Addy

Bob D. Allen

Jessica M. Bibliowicz

Eugene V. Fife

J. Barton Goodwin

James P. Gorter

David D. Grumhaus

Jeffrey A. Kigner

John A. Levin

Burton G. Malkiel

David D. Peterson

William H. Springer


OFFICERS

James P. Gorter              Chairman of the Board

John A. Levin                President and Chief Executive Officer

James P. Koeneman            Executive Vice President and Secretary

Scott E. Smith               Executive Vice President

Janet Sandona Jones          Vice President, Treasurer and Assistant Secretary

Todd H. Steele               Vice President

Lana L. Spence               Assistant Treasurer

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